Exhibit 99.1

June 2016 Egalet Overview NASDAQ: EGLT

Forward-Looking Statements 2 Statements included that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations, and are subject to known and unknown uncertainties and risks. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: the success of integrating recent acquisitions; our ability to obtain regulatory approval of our product candidates; our ability to successfully commercialize SPRIX® Nasal Spray and OXAYDO®; competitive factors; general market conditions; and other risk factors described in Egalet's filings with the United States Securities and Exchange Commission. Egalet assumes no obligation to update or revise any forward-looking statements contained in this presentation whether as a result of new information or future events, except as may be required by law. Please refer to oxaydo.com and sprix.com for full prescribing information (PI) including the Boxed Warning for SPRIX.

What Makes Egalet Different 3 Proprietary Guardian™ Technology Established commercial infrastructure Product & pipeline target large markets & designed to address top FDA priority 3

Robust Pipeline 4 Approved Late-Stage Early-Stage SPRIX® (ketorolac tromethamine) Nasal Spray Short-term pain ARYMO™ ER, AD morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain Egalet-004, AD ER Hydrocodone Chronic pain OXAYDO® (oxycodone HCl, USP) Tablets for oral use only – CII Acute and chronic pain Egalet-003, AD Stimulant Ph 1 Ph 2 Pivotal NDA Filed Marketed Guardian Technology Commercial Products SPRIX® Nasal Spray for outside US Short-term pain Preclinical Partnered Products

Manufacturing Process Drives Differentiation with Guardian™ Technology 5 Proprietary Guardian™ Technology provides AD features First to combine injection molding w/pharmaceutical production Established and well-characterized process Know-how creates barriers to entry Drives key product attributes

The Prescription Pain and Opioid Abuse Problem

Millions in Pain Require Potent Treatment Options 100 MILLION People living with pain in US 7 $560 to $635 Annual costs associated with chronic pain, including healthcare cost estimates and value of lost productivity. BILLION BILLION > Heart disease Greater than Cancer Diabetes

Prescription Opioid Abuse Needs to be Addressed 8 $ BILLION 1. http://www.cdc.gov/drugoverdose/epidemic/. 2. Fudin, J. Abuse-deterrent Opioid Formulations: Purpose, Practicality and Paradigms. Pharmacy Times. January 27, 2015. Accessed August 27, 2015. 3. Volkow ND. America’s Addiction to Opioids: Heroin and Prescription Drug Abuse. National Institute on Drug Abuse. Published May 14, 2014. Accessed August 27, 2015. 4. Results from the 2013 National Survey on Drug Use and Health. 75% Opioids caused of overdoses 2 78 Americans die every day 1 to 26 36 MILLION People abuse opioids worldwide3 ~70% of abused opioids originate from a friend or relative 4 “Prescription drug abuse and overdose is a tragic public health crisis, as is inadequately treated chronic pain. In addressing these two intertwined crises, we must avoid ameliorating one problem while worsening the other.” – Bob Twillman, AAPM

Abuse-Deterrent Opioids are a Part of the Solution 9 Physician Education Prescription Monitoring Abuse-Deterrent Opioids Patient Education Proper Prescribing Safe Disposal Reduce Opioid Abuse

FDA Shows Strong Commitment to AD Opioids 10 Issued final guidance April 2015 Approved six AD opioids: OxyContin, Targiniq, Embeda, Hysingla, MorphaBond, Xtampza ER Only IR opioid designed to discourage abuse: OXAYDO* Issued FDA Opioids Action Plan February 2016 Two positive FDA Advisory Committee Meetings *OXAYDO was approved prior to FDA guidance for AD opioids.

Focused Commercial Strategy

Concentrated prescriber base 71 TMs cover ~ 11,500 high-decile ER & IR pain medicine prescribers Targeted sales force reaching HCPs who can write SPRIX®, OXAYDO® and ultimately ARYMO™ ER and Egalet-002 Pain is Well Suited for Specialty Sales Model 12

Commercial transformation 13 Accelerated transformation into a commercial company w/ revenues two years ahead of plan Established commercial presence to ensure successful launch of Guardian™ Technology abuse-deterrent products Created pain franchise with complementary products

Egalet’s Marketed Pain Portfolio

SPRIX® Nasal Spray, a Potent NSAID w/ Rapid Absorption 15

SPRIX® Nasal Spray Product Opportunity PATIENTS NSAIDS Ibuprofen Diclofenac Celecoxib Meloxicam SPRIX Opioids Hydrocodone Oxycodone Oxymorphone Morphine Broad Indication for Short-term (up to 5 days) Pain Relief 16

New Prescribers Continue to Expand by > 37% Q v Q 37% Cumulative SPRIX Nasal Spray Prescribers Since Launch 17 1396 1,922 0 200 400 600 800 1000 1200 1400 1600 1800 2000 02/2015 03/2015 04/2015 05/2015 06/2015 07/2015 08/2015 09/2015 10/2015 11/2015 12/2015 1/2016 02/2016 03/2016

More SPRIX per HCP Quarter over Quarter 18 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q3 2015 Q4 2015 Q1 2016 1-3 4-8 9+

Augmenting SPRIX Reach to HCPs through Partnerships 19 11,500 Pain HCPs Dentists Israel HCPs

OXAYDO®, Only IR Oxy Designed to Discourage Abuse 20

Market Need for Abuse-Deterrent IR Opioids 21 FDA announced relabeling of IR opioids in recognition of IR opioid abuse Prescriptions of IR opioids increased 2010-20141 “U.S. outpatient retail pharmacy utilization patterns analyzed in this review suggest that utilization of oxycodone SE IR increased by approximately 50% during 5-year time period studied from 2010 through 2014.” 91% of all prescription opioid abusers have abused IR opioids1 62% of the time non-oral routes of administration are used1 1 FDA Advisory Committee Briefing Materials http://www.fda.gov/downloads/AdvisoryCommittees/CommitteesMeetingMaterials/Drugs/AnestheticAndAnalgesicDrugProductsAdvisoryCommittee/UCM461639.pdf (Sep2015) 2 Radars Sytem. 3rd Quarter Technical Report on Abuse of IR Opioids. http://radars.org/Portals/1/TechReports/2015%203Q%20QTR.pdf?ver=2015-11-25-142525-770 (3Q2015)

Weekly Rx for OXAYDO Continues to Increase 22 OXAYDO Prescriptions per Week 0 50 100 150 200 250

Wholesale Orders Continue to Increase * Last day of March excluded 23 0 200 400 600 800 1000 1200 1400 OXAYDO 100 - pill Bottle Orders November-15 December-15 January-16 February-16 March-16 April-16 May-16

Commercial Momentum Continues to Build Gross product sales $4.1 million for the quarter ended March 31, 2016 SPRIX Nasal Spray Gross revenue of $3.4 MM 45% percent growth over the fourth quarter 2015 Added 526 new prescribers OXAYDO Gross revenue of $0.7 MM TRx grew 176 percent Wholesaler shipments of $2.6M for the period Jan-May 2016 24

Small Percentage of Large Market Could be Significant Source: MS NPA Audit, 2013 238M IR Opioid Prescriptions1 128 MM Hydrocodone 53 MM Oxycodone1 (includes IR and IR/APAP) 36 MM Oxy/APAP 17 MM Oxy Alone 238 MM 25 53 MM Prescriptions 30% of market covered 15.9 MM 4% to 5% share $254 to $318 MM Market Opportunity X = 15.9 MM Prescriptions $500 WAC $6.4 B X = IR Hydr. rescheduled CII & Oxy use

Lead Proprietary Abuse-Deterrent Candidate: ARYMO™ ER

ARYMO™ ER Could be on Market by Year-End* *for the management of pain severe enough to require daily, around-the-clock, opioid treatment and for which alternative treatments are inadequate 27 Hard matrix Resistant to particle size reduction & chemical extraction Forms viscous hydrogel on contact with liquid can’t draw up into syringe Reduces risk of accidental misuse via chewing Reduces risk of intential abuse via IV injection or snorting NDA submitted 12/14/15 PDUFA 10/14/16 7.2 MM morphine prescriptions Most prescribed ER opioid

Strong Data Supports ARYMO™ ER NDA Filing

- Demonstrated BE at 15 mg, 30 mg and 60 mg to MS Contin
- Strong Category 1 study
  - No household tools were able to grind ARYMO into small particles vs all tools able to defeat MS Contin
  - Very difficult to get into a syringe
- Positive Category 3 clinical human abuse potential (HAP) studies

	Oral HAP Study	Intranasal HAP Study
Drug liking (Emax)	$p < 0.007$	$p < 0.001$
Abuse Quotient (Cmax/Tmax)	• 45.9 manipulated MS Contin • 6.4 manipulated ARYMO	• 37.2 manipulated MS Contin • 9.2 manipulated ARYMO • 2.3 manipulated ARYMO (filtered) • 5.5 intact oral ARYMO

Egalet

© Copyright 2016. Egalet Corporation

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Potential ARYMO™ ER Label Vs. Competition 29 Product ARYMO ER Embeda® MorphaBond™ Oral claim Intranasal claim Injection No alcohol dose dumping Black box No language in label

Small Percentage of Large Market Could be Significant Source: NPA Extended Insights Audit from September 2012 to August 2015. NPA Audit from April 2009 to March 2015. 7.2 MM Total ER Morphine Market 30 7. 2 MM Prescriptions $500 WAC $3.6 B 6% to 8% market share $216 to $325 MM Market Opportunity X = 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 Q4 2012 TRx Q1 2013 TRx Q2 2013 TRx Q3 2013 TRx Q4 2013 TRx Q1 2014 TRx Q2 2014 TRx Q3 2014 TRx Q4 2014 TRx Q1 2015 TRx Q2 2015 TRx AVINZA EMBEDA KADIAN MS-CONTIN ORAMORPH SR GENERIC

Egalet’s Clinical-Stage Portfolio Based on Proprietary Guardian™ Technology

Egalet-002, an AD, ER Oxycodone, in Late-Stage Development* *for the management of pain severe enough to require daily, around-the-clock, opioid treatment and for which alternative treatments are inadequate 32 Pivotal Phase 3 program ongoing NDA submission mid-17 Hard matrix surrounded by hard shell Resistant to particle size reduction & chemical extraction Forms viscous hydrogel on contact with liquid can’t draw up into a syringe Reduces risk of accidental misuse via chewing Reduces risk of intential abuse via snorting or IV injection Oxycodone is highest selling ER opioid; $2.5 B in sales in 2013

Extended Drug Release by Tablet Erosion 33 Well-defined erosion area allows constant extended drug release Shell is excreted & degrades to its monomer lactic acid w/ environmental impact Designed w/ improved PK profile compared to OxyContin

Egalet-002 in Late-Stage Development 34 NDA submission mid-17 Study Status Category 1 abuse-deterrent studies Completed Clinical alcohol interaction study Completed Phase 3 open label, long-term safety study Underway Randomized withdrawal efficacy/safety study Underway Category 3 intranasal HAP (will compare to OxyContin) To start in H1:16 Category 3 oral HAP (will compare to OxyContin) To start in H1:17

Next Horizon: Stimulant Abuse is a Big Problem

~900,000
Americans abuse prescription stimulants every month

=

10.8 MILLION
Americans abuse prescription stimulants annually

~ 2/3 of college seniors
will be offered prescription stimulants for nonmedical use during their college career[2]

20% of students
report abusing prescription stimulants at least once in their lifetime[3]



1 Stimulant Addiction and Abuse. Addiction Center Web Site. https://www.addictioncenter.com/stimulants/ Published October 1 2015. Accessed January 4 2016.
2 Prescription Drug Abuse Statistics. CLAAD Web Site. http://claad.org/rx-drug-abuse-stats/ Accessed January 4 2016.
3 New Survey: Misuse and Abuse of Prescription Stimulants Becoming Normalized Behavior Among College Students, Young Adults. Partnership for Drug-Free Kids. http://www.drugfree.org/newsroom/adhd-survey-2014 Published November 13 2015. Accessed January 4 2016.

Egalet
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Egalet-003 Development Path to Registration We have formulation experience with stimulants Regulatory strategy is a 505(b)(2) path based on bioequivalence (BE) Development plan similar to ARYMO™ ER Initial in vitro formulation design to achieve desired release profile Initial clinical PK study to identify optimal formulation in vivo Establish IVIVC model Pivotal PK studies to demonstrate BE across the dosage range Food effect study at highest dosage strength Full complement of Category 1, 2 & 3 AD studies consistent with FDA opioid guidance 36 Goal: File Egalet-003 IND second half of 2016

Financials and Conclusion

Strong Cash Position 38 (in $ millions) Dec 31, 2015 Mar 31, 2016 Cash & marketable securities $145.7 $123.6 Current assets less current liabilities 121.6 102.1 Total debt outstanding 76.0 76.0

Financial Expectations for 2016 Growth of SPRIX and OXAYDO revenue 1Q16 net revenue of $2.1 MM for SPRIX and $0.4 MM for OXAYDO Expenses expected to be $22 to 25 MM/quarter Full year impact of field sales force in 71 territories Commercial expenses for SPRIX and OXAYDO R&D spend will increase given Egalet-002 Phase 3 studies Interest expense will increase due to full year impact of 2015 convertible debt Investment in commercial manufacturing expansion of $6-$8 million between 4Q15-3Q16 1Q16 total cash uses of $22.1 MM 39 in $ thousands TOTAL Revenues: Net Product Sales $ 2,563 Collaboration revenues 100 Total Revenues 2,663 Cost and Expenses: Cost of sales (excl product rights amort) 882 Amortization 501 General and administrative 5,998 Sales and Marketing 6,202 Research and development 6,119 Total Costs and expenses 19,702 Loss from operations (17,039) Other (income) expense: Change in fair value of derivative liablity (610) Interest (income) expense 2,309 Other (gain) loss (3) Loss (gain) on foreign currency exchange (2) 1,694 Loss from operations before income taxes (18,733) Provision for income tax expense (185) Net loss $ (18,548) Per share information: Net loss per common share (0.76) $ Weighted average shares outstanding 24,406,247 March-31-2016 Three Months

2016 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 30 April, 2016 06 September, 2016 ARYMO Launch 31 December, 2016 30 June, 2017 30 March, 2018 ARYMO NDA Accepted 29 February, 2016 Eg-003 Submit IND H2:16 30 September, 2016 ARYMO PDUFA 10/14 14 October, 2016 Eg-002 IN HAP H2:16 31 December, 2016 Eg-002 Oral HAP H1:17 30 June, 2017 30 June, 2017 OXAYDO New Dosage H2:17 30 September, 2017 36.6 wks 2016 - 2016 Egalet-002 Phase 3 Program 117.2 wks January 1, 2016 - March 31, 2018 43.4 wks January 1, 2016 - October 31, 2016 91.2 wks January 1, 2016 - September 30, 2017 Sustainable Growth Anticipated in 2016 NDA APS PainWeek Eg-002 Launch 2018 2017 2018 PainWeek APS Ph 3 Data Eg-002 ALERRT APS CPDD 40

41 OXAYDO® Acute and chronic pain ARYMO™ ER, AD, ER morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain 2016 2017 2018 Promising Future View of Egalet 2015 Egalet-003, AD, stimulant ADHD Egalet-004, AD ER Hydrocodone Exact timing TBD Egalet-005 Exact timing TBD Beyond SPRIX® Nasal Spray Short-term pain Guardian Technology Commercial Products

Thank You @EgaletCorp Egalet.com